UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2009
TIME WARNER INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
212-484-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.
As previously reported, on May 20, 2008, Time Warner Inc. (“Time Warner”), Time Warner Cable Inc. (“TWC”), Time Warner Entertainment Company, L.P., TW NY Cable Holding Inc., Warner Communications Inc., Historic TW Inc. (“Historic TW”) and American Television and Communications Corporation entered into a separation agreement (the “Separation Agreement”) for the purpose of achieving the legal and structural separation of TWC from Time Warner (the “Separation”). The Separation Agreement and related documents contemplate, as a condition to the Separation, that Time Warner will complete certain internal restructuring transactions, including the merger (the “Merger”) of Time Warner Companies, Inc., a subsidiary of Time Warner (“TWCI”), with and into Historic TW, a subsidiary of Time Warner, with Historic TW being the surviving corporation.
In connection with the Merger, on February 23, 2009, Time Warner, Historic TW, TWCI, AOL LLC, a subsidiary of Time Warner (“AOL”), and Turner Broadcasting System, Inc., a subsidiary of Time Warner (“TBS”), executed and delivered three supplemental indentures to three indentures under which TWCI is the issuer of debt securities or a guarantor of debt securities. As described further below, each of the three supplemental indentures provides for the assumption by Historic TW of TWCI’s obligations under the applicable indenture and related debt securities and affirms the obligations of Time Warner and AOL as guarantors under the indentures and related debt securities. Because each of Historic TW, Time Warner and AOL is currently a direct or indirect guarantor under the indentures and related debt securities, none of these entities became obligated on any new financial obligation as a result of the supplemental indentures. Each of the supplemental indentures described below became effective on February 24, 2009, at the effective time of the Merger (the “Effective Time”).
1992 TWCI Fifth Supplemental Indenture
On February 23, 2009, TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee, entered into the Fifth Supplemental Indenture (the “1992 TWCI Fifth Supplemental Indenture”) to the Indenture, dated as of October 15, 1992, among the same foregoing parties (as amended and supplemented, the “1992 TWCI Indenture”). The 1992 TWCI Indenture relates to debt securities issued by TWCI, of which a total of $1 billion aggregate principal amount of debt securities are currently outstanding (the “1992 TWCI Securities”).
Historic TW is currently a guarantor of the obligations of TWCI, as the issuer, and the obligations of TBS, as a guarantor, under the 1992 TWCI Indenture, and AOL is a guarantor of all of Historic TW’s obligations under Historic TW’s guarantees under the 1992 TWCI Indenture. Time Warner is a guarantor of all of Historic TW’s obligations under Historic TW’s guarantees under the 1992 TWCI Indenture, as well as a guarantor of AOL’s obligations under AOL’s guarantee under the 1992 TWCI Indenture. Under the 1992 TWCI Fifth Supplemental Indenture, at the Effective Time, (i) Historic TW assumed the obligations of TWCI as the issuer of the 1992 TWCI Securities, including the due and punctual payment of the principal of (and premium, if any) and interest on the 1992 TWCI Securities and the performance of every covenant under the 1992 TWCI Indenture to be performed or observed by the issuer, and (ii) each of Time Warner and AOL affirmed its respective guarantee of Historic TW’s obligations, as successor to TWCI, under the 1992 TWCI Indenture and the 1992 TWCI Securities.
1993 TWCI Eighth Supplemental Indenture
On February 23, 2009, TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee, entered into the Eighth Supplemental Indenture (the “1993 TWCI Eighth Supplemental Indenture”) to the Indenture, dated as of January 15, 1993, among the same foregoing parties (as amended and supplemented, the “1993 TWCI Indenture”). The 1993 TWCI Indenture relates to debt securities issued by TWCI, of which $2.43 billion aggregate principal amount of debt securities are currently outstanding (the “1993 TWCI Securities”).
Historic TW is currently a guarantor of the obligations of TWCI, as the issuer, and the obligations of TBS, as a guarantor, under the 1993 TWCI Indenture, and AOL is a guarantor of all of Historic TW’s obligations under Historic TW’s guarantees under the 1993 TWCI Indenture. Time Warner is a guarantor of all of Historic TW’s obligations under Historic TW’s guarantees under the 1993 TWCI Indenture, as well as a guarantor of AOL’s obligations under AOL’s guarantee under the 1993 TWCI Indenture. Under the 1993 Eighth Supplemental Indenture, at the Effective Time, (i) Historic TW assumed the obligations of TWCI as the issuer of the 1993 TWCI Securities, including the due and punctual payment of the principal of (and premium, if any) and interest on the 1993 TWCI Securities and the performance of every covenant under the 1993 TWCI Indenture to be performed or observed by the issuer, and (ii) each of Time Warner and AOL affirmed their respective guarantee of Historic TW’s obligations, as successor to TWCI, under the 1993 TWCI Indenture and the 1993 TWCI Securities.

1993 TBS Fifth Supplemental Indenture
On February 23, 2009, TBS, TWCI, Time Warner, AOL, Historic TW and The Bank of New York Mellon, as Trustee, entered into the Fifth Supplemental Indenture (the “1993 TBS Fifth Supplemental Indenture”) to the Indenture, dated as of May 15, 1993, among the same foregoing parties (as amended and supplemented, the “1993 TBS Indenture”). The 1993 TBS Indenture relates to debt securities issued by TBS, of which $300 million aggregate principal amount of debt securities are currently outstanding (the “1993 TBS Securities”).
Each of Historic TW and TWCI is currently a guarantor of the obligations of TBS as the issuer under the 1993 TBS Indenture. Under the 1993 TBS Fifth Supplemental Indenture, at the Effective Time, Historic TW assumed the obligations of TWCI as a guarantor under the 1993 TBS Indenture, including (i) the full and punctual payment of principal of and interest on the 1993 TBS Securities when due and all other monetary obligations of TWCI under the 1993 TBS Indenture and the 1993 TBS Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of TWCI under the 1993 TBS Indenture and the 1993 TBS Securities.
A copy of each of the 1992 TWCI Fifth Supplemental Indenture, the 1993 TWCI Eighth Supplemental Indenture and the 1993 TBS Fifth Supplemental Indenture is attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.
Item 8.01 Other Events.
On February 26, 2009, Time Warner issued a press release announcing that its Board of Directors (the “Board”) has (i) approved the distribution of all the shares of TWC common stock that it then holds to its stockholders of record as of 8:00 p.m. on March 12, 2009 (the “Distribution Record Date”) (the “Eligible Holders”) as a pro rata dividend (the “Distribution”) and (ii) approved a reverse stock split of the outstanding and treasury common stock of Time Warner at a stock split ratio of 1-for-3 (the “Reverse Stock Split”).
A copy of the press release is attached hereto as Exhibit 99.4.
Separation of Time Warner Cable Inc. from Time Warner Inc.
As previously reported in May 2008, the Distribution will be made pursuant to the terms of a separation agreement dated as of May 20, 2008, among Time Warner, TWC, Time Warner Entertainment Company, L.P., TW NY Cable Holding Inc., Warner Communications Inc., Historic TW Inc. and American Television and Communications Corporation (the “Separation Agreement”) for the purpose of achieving the legal and structural separation of TWC from Time Warner (the “Separation”). In connection with and as a condition to the Separation, on March 12, 2009, TWC will pay a special cash dividend of $10.27 per share of TWC Class A Common Stock and TWC Class B Common Stock (approximately $10.9 billion) (the “Special Dividend”) to be distributed pro rata to all holders of TWC Class A Common Stock and TWC Class B Common Stock on the record date of March 11, 2009, resulting in the receipt by Time Warner of approximately $9.25 billion. On March 12, 2009, after the receipt by Time Warner of its pro rata share of the Special Dividend, TWC will file its second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, pursuant to which, among other things, each outstanding share of TWC Class A Common Stock and TWC Class B Common Stock will be converted into one share of common stock, par value $.01 per share. In addition, as TWC announced on February 26, 2009, shortly after filing its second amended and restated certificate of incorporation, but prior to the Distribution Record Date, TWC intends to file an amendment to its second amended and restated certificate of incorporation on March 12, 2009 to effect a 1-for-3 reverse split of the outstanding and treasury TWC common stock.
Pursuant to the terms of the Separation Agreement, concurrently with the receipt of its pro rata share of the Special Dividend on March 12, 2009, Time Warner will deposit the shares of TWC common stock that it then holds with Computershare Inc. (“Computershare”) to be held (i) for the benefit of Time Warner until the Distribution Record Date and (ii) thereafter, for the benefit of the Eligible Holders until March 27, 2009, at which time the shares of TWC common stock will be distributed to the Eligible Holders. Fractional shares of TWC common stock will not be distributed to Time Warner stockholders. Instead, the fractional shares of TWC common stock will be aggregated and sold in the open market, with the net proceeds distributed pro rata in the form of cash payments to Time Warner stockholders who would otherwise hold TWC fractional shares. Following the Distribution Record Date, Time Warner will no longer beneficially own any shares of TWC common stock, and will not consolidate TWC’s financial results for the purpose of its own financial reporting.

Time Warner Reverse Stock Split
The Reverse Stock Split will become effective at 7:00 p.m. on March 27, 2009. On January 16, 2009, Time Warner’s stockholders voted to authorize the Board to effect, in its discretion, a reverse stock split of the outstanding and treasury common stock of Time Warner, at a reverse stock split ratio of either 1-for-2 or 1-for-3, as determined by the Board. Under the terms of the Reverse Stock Split, Time Warner stockholders will not be entitled to receive fractional shares, but instead stockholders who would otherwise be entitled to a fraction of a share will be paid in cash an amount equal to the product of (i) such fractional part of the share multiplied by (ii) the volume weighted average price of a share of Time Warner common stock as reported on the New York Stock Exchange Composite Tape on March 27, 2009 (adjusted to reflect the Reverse Stock Split ratio).
Caution Concerning Forward-Looking Statements
This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of Time Warner, including the benefits of the Separation and other related transactions involving Time Warner and TWC and their subsidiaries, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of Time Warner’s management, and are subject to uncertainty and changes in circumstances. Time Warner cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to the conditions to the consummation of the Separation and other related transactions, changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the businesses of Time Warner and TWC. More detailed information about certain of these and other factors may be found in filings by Time Warner with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the failure of TWC to pay the Special Dividend and the risk that the anticipated benefits from the transactions may not be fully realized or may take longer to realize than expected. Time Warner is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Fifth Supplemental Indenture, dated as of February 23, 2009, among TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee.

99.2	Eighth Supplemental Indenture, dated as of February 23, 2009, among TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee.

99.3	Fifth Supplemental Indenture, dated as of February 23, 2009, among TBS, TWCI, Time Warner, AOL, Historic TW and The Bank of New York Mellon, as Trustee.

99.4	Press release issued February 26, 2009, by Time Warner Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ Pascal Desroches
	Name:	Pascal Desroches
	Title:	Senior Vice President and Controller

Date: February 26, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Fifth Supplemental Indenture, dated as of February 23, 2009, among TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee

99.2	Eighth Supplemental Indenture, dated as of February 23, 2009, among TWCI, Time Warner, AOL, Historic TW, TBS and The Bank of New York Mellon, as Trustee

99.3	Fifth Supplemental Indenture, dated as of February 23, 2009, among TBS, TWCI, Time Warner, AOL, Historic TW and The Bank of New York Mellon, as Trustee.

99.4	Press release issued February 26, 2009, by Time Warner Inc.